Exhibit 99.2

Covidien plc

Segment and Geographical Sales

Quarters Ended December 26, 2008 and December 28, 2007

(dollars in millions)

	Quarters Ended		Percent change	Percent change currency	Operational growth
	December 26, 2008	December 28, 2007

Medical Devices
United States	$599	$547	10%	—%	10%
Non-U.S.	833	832	—	(8)	8

	$1,432	$1,379	4	(5)	9

Pharmaceuticals
United States (1)	$518	$437	19%	—%	19%
Non-U.S.	179	176	2	(17)	19

	$697	$613	14	(5)	19

Medical Supplies
United States	$379	$364	4%	—%	4%
Non-U.S.	56	66	(15)	(12)	(3)

	$435	$430	1	(2)	3

Covidien plc
United States (1)	$1,496	$1,348	11%	—%	11%
Non-U.S.	1,068	1,074	(1)	(10)	9

	$2,564	$2,422	6	(4)	10

(1)	Quarter ended December 26, 2008 includes sales of oxycodone hydrochloride extended-release tablets.

Covidien plc

Segment and Geographical Sales

Quarters Ended March 27, 2009 and March 28, 2008

(dollars in millions)

	Quarters Ended		Percent change	Percent change currency	Operational growth
	March 27, 2009	March 28, 2008

Medical Devices
United States	$621	$561	11%	—%	11%
Non-U.S.	843	888	(5)	(12)	7

	$1,464	$1,449	1	(8)	9

Pharmaceuticals
United States (1)	$706	$462	53%	—%	53%
Non-U.S.	183	187	(2)	(21)	19

	$889	$649	37	(6)	43

Medical Supplies
United States	$392	$368	7%	—%	7%
Non-U.S.	53	71	(25)	(12)	(13)

	$445	$439	1	(2)	3

Covidien plc
United States (1)	$1,719	$1,391	24%	—%	24%
Non-U.S.	1,079	1,146	(6)	(14)	8

	$2,798	$2,537	10	(7)	17

(1)	Quarter ended March 27, 2009 includes sales of oxycodone hydrochloride extended-release tablets.

Covidien plc

Segment and Geographical Sales

Quarters Ended June 26, 2009 and June 27, 2008

(dollars in millions)

	Quarters Ended		Percent change	Percent change currency	Operational growth
	June 26, 2009	June 27, 2008

Medical Devices
United States	$638	$609	5%	—%	5%
Non-U.S.	900	957	(6)	(12)	6

	$1,538	$1,566	(2)	(7)	5

Pharmaceuticals
United States	$450	$478	(6)%	—%	(6)%
Non-U.S.	191	207	(8)	(16)	8

	$641	$685	(6)	(5)	(1)

Medical Supplies
United States	$385	$386	—%	—%	—%
Non-U.S.	54	72	(25)	(13)	(12)

	$439	$458	(4)	(2)	(2)

Covidien plc
United States	$1,473	$1,473	—%	—%	—%
Non-U.S.	1,145	1,236	(7)	(12)	5

	$2,618	$2,709	(3)	(5)	2

Covidien plc

Segment and Geographical Sales

Quarters Ended September 25, 2009 and September 26, 2008

(dollars in millions)

	Quarters Ended		Percent change	Percent change currency	Operational growth
	September 25, 2009	September 26, 2008

Medical Devices
United States	$670	$598	12%	—%	12%
Non-U.S.	957	922	4	(3)	7

	$1,627	$1,520	7	(2)	9

Pharmaceuticals
United States (1)	$434	$508	(15)%	—%	(15)%
Non-U.S.	203	200	2	(8)	10

	$637	$708	(10)	(2)	(8)

Medical Supplies
United States	$378	$395	(4)%	—%	(4)%
Non-U.S.	55	67	(18)	(6)	(12)

	$433	$462	(6)	(1)	(5)

Covidien plc
United States (1)	$1,482	$1,501	(1)%	—%	(1)%
Non-U.S.	1,215	1,189	2	(5)	7

	$2,697	$2,690	—	(2)	2

(1)	Quarter ended September 26, 2008 includes sales of oxycodone hydrochloride extended-release tablets.

Covidien plc

Segment and Geographical Sales

Fiscal Years Ended September 25, 2009 and September 26, 2008

(dollars in millions)

	Fiscal Years Ended		Percent change	Percent change currency	Operational growth
	September 25, 2009	September 26, 2008

Medical Devices
United States	$2,528	$2,315	9%	—%	9%
Non-U.S.	3,533	3,599	(2)	(9)	7

	$6,061	$5,914	2	(6)	8

Pharmaceuticals
United States (1)	$2,108	$1,885	12%	—%	12%
Non-U.S.	756	770	(2)	(16)	14

	$2,864	$2,655	8	(4)	12

Medical Supplies
United States	$1,534	$1,513	1%	—%	1%
Non-U.S.	218	276	(21)	(11)	(10)

	$1,752	$1,789	(2)	(2)	—
Covidien plc
United States (1)	$6,170	$5,713	8%	—%	8%
Non-U.S.	4,507	4,645	(3)	(10)	7

	$10,677	$10,358	3	(5)	8

(1)	Includes sales of oxycodone hydrochloride extended-release tablets.

Covidien plc

Select Product Line Sales

Quarters Ended December 26, 2008 and December 28, 2007

(dollars in millions)

	Quarters Ended		Percent change	Percent change currency	Operational growth
	December 26, 2008	December 28, 2007

Medical Devices
Endomechanical Instruments	$475	$455	4%	(6)%	10%
Soft Tissue Repair Products	193	173	12	(8)	20
Energy Devices	205	185	11	(5)	16
Oximetry & Monitoring Products	148	152	(3)	(4)	1
Airway & Ventilation Products	178	185	(4)	(4)	—
Vascular Products	132	120	10	—	10

Pharmaceuticals
Oxycodone Hydrochloride Extended-Release Tablets	$96	$—	N/A	N/A	N/A
Other Specialty Pharmaceuticals	141	127	11	—	11
Active Pharmaceutical Ingredients	94	94	—	(8)	8
Specialty Chemicals	106	106	—	(10)	10
Contrast Products	140	151	(7)	(4)	(3)
Radiopharmaceuticals	120	135	(11)	(3)	(8)

Covidien plc

Select Product Line Sales

Quarters Ended March 27, 2009 and March 28, 2008

(dollars in millions)

	Quarters Ended		Percent change	Percent change currency	Operational growth
	March 27, 2009	March 28, 2008

Medical Devices
Endomechanical Instruments	$474	$466	2%	(9)%	11%
Soft Tissue Repair Products	198	193	3	(9)	12
Energy Devices	208	194	7	(8)	15
Oximetry & Monitoring Products	167	165	1	(5)	6
Airway & Ventilation Products	184	208	(12)	(6)	(6)
Vascular Products	132	118	12	(2)	14

Pharmaceuticals
Oxycodone Hydrochloride Extended-Release Tablets	$258	$—	N/A	N/A	N/A
Other Specialty Pharmaceuticals	147	115	28	—	28
Active Pharmaceutical Ingredients	114	124	(8)	(9)	1
Specialty Chemicals	99	111	(11)	(12)	1
Contrast Products	143	158	(9)	(6)	(3)
Radiopharmaceuticals	128	141	(9)	(3)	(6)

Covidien plc

Select Product Line Sales

Quarters Ended June 26, 2009 and June 27, 2008

(dollars in millions)

	Quarters Ended		Percent change	Percent change currency	Operational growth
	June 26, 2009	June 27, 2008

Medical Devices
Endomechanical Instruments	$512	$522	(2)%	(8)%	6%
Soft Tissue Repair Products	209	212	(1)	(8)	7
Energy Devices	222	213	4	(7)	11
Oximetry & Monitoring Products	155	161	(4)	(6)	2
Airway & Ventilation Products	189	204	(7)	(6)	(1)
Vascular Products	143	127	13	(4)	17

Pharmaceuticals
Oxycodone Hydrochloride Extended-Release Tablets	$—	$—	N/A	N/A	N/A
Other Specialty Pharmaceuticals	138	139	(1)	—	(1)
Active Pharmaceutical Ingredients	107	118	(9)	(5)	(4)
Specialty Chemicals	102	114	(11)	(8)	(3)
Contrast Products	149	167	(11)	(7)	(4)
Radiopharmaceuticals	145	147	(1)	(5)	4

Covidien plc

Select Product Line Sales

Quarters Ended September 25, 2009 and September 26, 2008

(dollars in millions)

	Quarters Ended		Percent change	Percent change currency	Operational growth
	September 25, 2009	September 26, 2008

Medical Devices
Endomechanical Instruments	$521	$485	7%	(3)%	10%
Soft Tissue Repair Products	207	208	—	(4)	4
Energy Devices	232	213	9	(3)	12
Oximetry & Monitoring Products	166	158	5	—	5
Airway & Ventilation Products	212	209	1	(2)	3
Vascular Products	167	128	30	—	30

Pharmaceuticals
Oxycodone Hydrochloride Extended-Release Tablets	$—	$57	(100)%	—%	(100)%
Other Specialty Pharmaceuticals	118	144	(18)	—	(18)
Active Pharmaceutical Ingredients	90	95	(5)	(4)	(1)
Specialty Chemicals	107	117	(9)	(5)	(4)
Contrast Products	159	159	—	(3)	3
Radiopharmaceuticals	163	136	20	(1)	21

Covidien plc

Select Product Line Sales

Fiscal Years Ended September 25, 2009 and September 26, 2008

(dollars in millions)

	Fiscal Years Ended		Percent change	Percent change currency	Operational growth
	September 25, 2009	September 26, 2008

Medical Devices
Endomechanical Instruments	$1,982	$1,928	3%	(6)%	9%
Soft Tissue Repair Products	807	786	3	(7)	10
Energy Devices	867	805	8	(5)	13
Oximetry & Monitoring Products	636	636	—	(3)	3
Airway & Ventilation Products	763	806	(5)	(4)	(1)
Vascular Products	574	493	16	(2)	18

Pharmaceuticals
Oxycodone Hydrochloride Extended-Release Tablets	$354	$57	521%	—%	521%
Other Specialty Pharmaceuticals	544	525	4	—	4
Active Pharmaceutical Ingredients	405	431	(6)	(7)	1
Specialty Chemicals	414	448	(8)	(9)	1
Contrast Products	591	635	(7)	(5)	(2)
Radiopharmaceuticals	556	559	(1)	(4)	3